Exhibit 99.1

Contact:	Media Inquiries, UTC	FOR IMMEDIATE RELEASE
	(860) 493-4364	www.utc.com

Investor Relations, UTC
(860) 728-7608

UNITED TECHNOLOGIES BOARD OF DIRECTORS APPROVES SEPARATION OF CARRIER AND OTIS AND DECLARES SPIN OFF DISTRIBUTION OF CARRIER AND OTIS SHARES

•	“When-issued” trading expected to begin on March 18, 2020

•	Record date for distribution of Carrier and Otis shares will be March 19, 2020

•	Distribution date for Carrier and Otis shares anticipated to be April 3, 2020

FARMINGTON, Conn., March 11, 2020 – United Technologies Corp. (NYSE: UTX) announced today that its Board of Directors approved the previously announced separations of Carrier and Otis. To effect the separations, the UTC Board of Directors declared a pro rata dividend of Carrier Global Corporation (NYSE: CARR) common stock and Otis Worldwide Corporation (NYSE: OTIS) common stock to be made effective at 12:01 a.m. EDT on April 3, 2020 to UTC’s shareowners of record as of 5:00 p.m. EDT on March 19, 2020, the record date for the distribution. Each UTC shareowner will receive one (1) share of Carrier common stock and one-half (0.5) share of Otis common stock for every one (1) share of UTC common stock held on the record date. No fractional shares of Carrier or Otis will be issued in the distribution, and instead UTC shareowners will receive cash in lieu of any fractional shares. UTC shareowners will retain their shares of UTC common stock.

It is expected that both Carrier and Otis will commence equity roadshows on or around mid-March 2020. Carrier’s investor presentation will be available at www.Corporate.Carrier.com and Otis’ investor presentation will be available at www.otis.com prior to the roadshows.

Each distribution remains subject to certain conditions described in Carrier’s and Otis’ respective Registration Statements on Forms 10, as amended, including the Forms 10 having been declared effective by the U.S. Securities and Exchange Commission. Carrier’s Form 10 has been filed by Carrier Global Corporation with the SEC and Otis’ Form 10 has been filed by Otis Worldwide Corporation with the SEC and the Forms 10 can be found on UTC’s website at www.utc.com. UTC expects to make available information statements to all shareowners entitled to receive the distributions of shares of Carrier and Otis common stock. The information statements are filed as exhibits to Carrier’s and Otis’ respective Registration Statements on Forms 10, and include information regarding the distributions of Carrier and Otis common stock, as well as the business, strategy and priorities for each respective company and certain risks of owning Carrier and Otis common stock and other information regarding the separations and distributions.

Contact:	Media Inquiries, UTC	FOR IMMEDIATE RELEASE
	(860) 493-4364	www.utc.com

Investor Relations, UTC
(860) 728-7608

“We are taking another important step in the transformation of UTC and the establishment of two independent companies that are leaders in their respective industries with attractive investment profiles,” said UTC Chairman and Chief Executive Officer Gregory Hayes. “As standalone public companies, Carrier and Otis are each well-positioned to drive sustained growth and innovation, with more focused business strategies that will enable them to maximize value for their customers and shareowners.”

Hayes continued, “Executing the separations of Carrier and Otis is also a major milestone to completing the merger of UTC’s aerospace businesses with Raytheon to create Raytheon Technologies, the premier aerospace and defense systems and services provider. Together, we will have a balanced and diversified portfolio with best-in-class technologies to address a full range of customer priorities and drive sustainable growth over the long-term. Our goal continues to be to have the merger ready to close concurrent with the portfolio separation.”

When Issued (WI) Trading to Begin for Carrier and Otis on the New York Stock Exchange (NYSE)

UTC expects that "when-issued" trading for Carrier’s and Otis’ respective common stocks will begin on or around March 18, 2020 on the NYSE under the symbol "CARR-WI" for Carrier and “OTIS-WI” for Otis, and will continue up to and through the distribution date. Following the completion of the separations on April 3, 2020, Carrier and Otis common stocks will begin "regular way" trading on the NYSE.

Beginning on or around March 18, 2020 and continuing up to and through the distribution date, there will be two markets in UTC common stock on the NYSE: a "regular-way" market under the symbol "UTX," in which UTC shares will trade with the right to receive shares of Carrier and Otis common stock distributed pursuant to the distributions, and an "ex-distribution” market under the symbol "UTX-WI," in which UTC shares will trade without the right to receive shares of Carrier and Otis common stock distributed pursuant to the distributions. UTC shareowners who hold shares of common stock on the record date of March 19, 2020 and decide to sell any of those shares before the distribution date should consult their stockbroker, bank or other nominee to understand whether, the shares of UTC common stock will be sold with or without entitlement to Carrier and Otis common stock distributed pursuant to the distributions.

Contact:	Media Inquiries, UTC	FOR IMMEDIATE RELEASE
	(860) 493-4364	www.utc.com

Investor Relations, UTC
(860) 728-7608

No action is required by UTC shareowners to receive shares of Carrier and Otis common stock in the Carrier and Otis distributions. UTC shareowners are encouraged to consult with their financial and tax advisors regarding the specific implications of the Carrier and Otis distributions, including the specific implications of buying or selling UTC common stock on or before the distribution date and the U.S. federal, state and local or foreign tax consequences, as applicable, of the Carrier and Otis distributions.

United Technologies Corp., based in Farmington, Connecticut, provides high technology products and services to the building and aerospace industries. By combining a passion for science with precision engineering, the company is creating smart, sustainable solutions the world needs. To learn more about UTC, visit the website or follow the company on Twitter: @UTC.

Carrier is a leading global provider of innovative heating, ventilating and air conditioning (HVAC), refrigeration, fire, security and building automation technologies. Supported by the iconic Carrier name, the company is committed to making the world safer and more comfortable for generations to come through its industry-leading brands such as Carrier, Kidde, Edwards, LenelS2 and Automated Logic. For more information, visit www.Corporate.Carrier.com or follow Carrier on social media at @Carrier.

Otis is the world’s leading manufacturer and maintainer of people-moving products, including elevators, escalators and moving walkways. Founded more than 165 years ago by the inventor of the safety elevator, Otis offers products and services through its companies in approximately 200 countries and territories. For more information about Otis, visit www.otis.com. Follow Otis on LinkedIn, YouTube and as @OtisElevatorCo on Twitter, Facebook and Instagram.

Contact:	Media Inquiries, UTC	FOR IMMEDIATE RELEASE
	(860) 493-4364	www.utc.com

Investor Relations, UTC
(860) 728-7608

Cautionary Statement Regarding Forward-Looking Statements

This press release contains statements which, to the extent they are not statements of historical or present fact, constitute “forward-looking statements” under the securities laws. From time to time, oral or written forward-looking statements may also be included in other information released to the public. These forward-looking statements are intended to provide management’s current expectations or plans for our future operating and financial performance, based on assumptions currently believed to be valid. Forward-looking statements can be identified by the use of words such as “believe,” “expect,” “expectations,” “plans,” “strategy,” “prospects,” “estimate,” “project,” “target,” “anticipate,” “will,” “should,” “see,” “guidance,” “outlook,” “confident,” “on track” and other words of similar meaning. Forward-looking statements may include, among other things, statements relating to future sales, earnings, cash flow, results of operations, uses of cash, share repurchases, tax rates, R&D spend, other measures of financial performance, potential future plans, strategies or transactions, credit ratings and net indebtedness, other anticipated benefits of the Rockwell Collins acquisition, the proposed merger with Raytheon Company (“Raytheon”) or the spin-offs by UTC of Otis and Carrier into separate independent companies (the “separation transactions”), including estimated synergies and customer cost savings resulting from the proposed merger with Raytheon, the expected timing of completion of the proposed merger and the separation transactions, estimated costs associated with such transactions and other statements that are not historical facts. All forward-looking statements involve risks, uncertainties and other factors that may cause actual results to differ materially from those expressed or implied in the forward-looking statements. For those statements, we claim the protection of the safe harbor for forward-looking statements contained in the U.S. Private Securities Litigation Reform Act of 1995. Such risks, uncertainties and other factors include, without limitation: (1) the effect of economic conditions in the industries and markets in which UTC and Raytheon operate in the U.S. and globally and any changes therein, including financial market conditions, fluctuations in commodity prices, interest rates and foreign currency exchange rates, levels of end market demand in construction and in both the commercial and defense segments of the aerospace industry, levels of air travel, financial condition of commercial airlines, the impact of weather conditions, pandemic health issues and natural disasters, and the financial condition of our customers and suppliers, and the risks associated with U.S. government sales (including changes or shifts in defense spending due to budgetary constraints, spending cuts resulting from sequestration, a government shutdown, or otherwise, and uncertain funding of programs); (2) challenges in the development, production, delivery, support, performance and realization of the anticipated benefits (including our expected returns under customer contracts) of advanced technologies and new products and services; (3) the scope, nature, impact or timing of the proposed merger with Raytheon and the separation transactions and other merger, acquisition and divestiture activity, including among other things the integration of or with other businesses and realization of synergies and opportunities for growth and innovation and incurrence of related costs and expenses; (4) future levels of indebtedness, including any indebtedness incurred in connection with the proposed merger with Raytheon and the separation transactions, and capital spending and research and development spending; (5) future availability of credit and factors that may affect such availability, including credit market conditions and our capital structure; (6) the timing and scope of future repurchases by the combined company of its common stock, which may be suspended at any time due to various factors, including market conditions and the level of other investing activities and uses of cash; (7) delays and disruption in delivery of materials and services from suppliers; (8) company and customer-directed cost reduction efforts and restructuring costs and savings and other consequences thereof (including the potential termination of U.S. government contracts and performance under undefinitized contract awards and the potential inability to recover termination costs); (9) new business and investment opportunities; (10) the ability to realize the intended benefits of organizational changes; (11) the anticipated benefits of diversification and balance of operations across product lines, regions and industries; (12) the outcome of legal proceedings, investigations and other contingencies; (13) pension plan assumptions and future contributions; (14) the impact of the negotiation of collective bargaining agreements and labor disputes; (15) the effect of changes in political conditions in the U.S. and other countries in which UTC, Raytheon and the businesses of each operate, including the effect of changes in U.S. trade policies or the U.K.’s withdrawal from the European Union, on general market conditions, global trade policies and currency exchange rates in the near term and beyond; (16) the effect of changes in tax (including U.S. tax reform enacted on December 22, 2017, which is commonly referred to as the Tax Cuts and Jobs Act of 2017), environmental, regulatory and other laws and regulations (including, among other things, export and import requirements such as the International Traffic in Arms Regulations and the Export Administration Regulations, anti-bribery and anti-corruption requirements, including the Foreign Corrupt Practices Act, industrial cooperation agreement obligations, and procurement and other regulations) in the U.S. and other countries in which UTC, Raytheon and the businesses of each operate; (17) negative effects of the announcement or pendency of the proposed merger or the separation transactions on the market price of UTC’s and/or Raytheon’s respective common stock and/or on their respective financial performance; (18) the ability of the parties to receive the required regulatory approvals for the proposed merger (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction) and to satisfy the other conditions to the closing of the merger on a timely basis or at all; (19) the occurrence of events that may give rise to a right of UTC or Raytheon or both to terminate the merger agreement; (20) risks relating to the value of the UTC shares to be issued in the proposed merger with Raytheon, significant transaction costs and/or unknown liabilities; (21) the possibility that the anticipated benefits from the proposed merger with Raytheon cannot be realized in full or at all or may take longer to realize than expected, including risks associated with third party contracts containing consent and/or other provisions that may be triggered by the proposed transaction; (22) risks associated with transaction-related litigation; (23) the possibility that costs or difficulties related to the integration of UTC’s and Raytheon’s operations will be greater than expected; (24) risks relating to completed merger, acquisition and divestiture activity, including UTC’s integration of Rockwell Collins, including the risk that the integration may be more difficult, time-consuming or costly than expected or may not result in the achievement of estimated synergies within the contemplated time frame or at all; (25) the ability of each of UTC, Raytheon and the companies resulting from the separation transactions and the combined company to retain and hire key personnel; (26) the expected benefits and timing of the separation transactions, and the risk that conditions to the separation transactions will not be satisfied and/or that the separation transactions will not be completed within the expected time frame, on the expected terms or at all; (27) the intended qualification of (i) the merger as a tax-free reorganization and (ii) the separation transactions as tax-free to UTC and UTC’s shareowners, in each case, for U.S. federal income tax purposes; (28) the possibility that any opinions, consents, approvals or rulings required in connection with the separation transactions will not be received or obtained within the expected time frame, on the expected terms or at all; (29) any financing transactions undertaken in connection with the proposed merger with Raytheon and the separation transactions and risks associated with additional indebtedness; (30) the risk that dissynergy costs, costs of restructuring transactions and other costs incurred in connection with the separation transactions will exceed UTC’s estimates; and (31) the impact of the proposed merger and the separation transactions on the respective businesses of UTC and Raytheon and the risk that the separation transactions may be more difficult, time-consuming or costly than expected, including the impact on UTC’s resources, systems, procedures and controls, diversion of its management’s attention and the impact on relationships with customers, suppliers, employees and other business counterparties. There can be no assurance that the proposed merger, the separation transactions or any other transaction described above will in fact be consummated in the manner described or at all. For additional information on identifying factors that may cause actual results to vary materially from those stated in forward-looking statements, see the joint proxy statement/prospectus (defined below) and the reports of UTC and Raytheon on Forms 10-K, 10-Q and 8-K filed with or furnished to the Securities and Exchange Commission (the “SEC”) from time to time. Any forward-looking statement speaks only as of the date on which it is made, and UTC assumes no obligation to update or revise such statement, whether as a result of new information, future events or otherwise, except as required by applicable law.

Contact:	Media Inquiries, UTC	FOR IMMEDIATE RELEASE
	(860) 493-4364	www.utc.com

Investor Relations, UTC
(860) 728-7608

Additional Information and Where to Find It

In connection with the proposed merger, on September 4, 2019, UTC filed with the SEC an amendment to the registration statement on Form S-4 originally filed on July 17, 2019, which includes a joint proxy statement of UTC and Raytheon that also constitutes a prospectus of UTC (the “joint proxy statement/prospectus”). The registration statement was declared effective by the SEC on September 9, 2019, and UTC and Raytheon commenced mailing the joint proxy statement/prospectus to shareowners of UTC and stockholders of Raytheon on or about September 10, 2019. Each party will file other documents regarding the proposed merger with the SEC. In addition, in connection with the separation transactions, on February 7, 2020, Carrier Global Corporation and Otis Worldwide Corporation publicly filed their respective registration statements on Forms 10, which had originally been confidentially submitted on August 9, 2019 and subsequently amended (the “Forms 10”). INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND FORMS 10 AND OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain copies of the Forms 10 and the joint proxy statement/prospectus free of charge from the SEC’s website or from UTC or, with respect to the joint proxy statement/prospectus, from Raytheon. The documents filed by UTC with the SEC may be obtained free of charge at UTC’s website at www.utc.com or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from UTC by requesting them by mail at UTC Corporate Secretary, 10 Farm Springs Road, Farmington, CT, 06032, by telephone at 1-860-728-7870 or by email at corpsec@corphq.utc.com. The documents filed by Raytheon with the SEC may be obtained free of charge at Raytheon’s website at www.raytheon.com or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from Raytheon by requesting them by mail at Raytheon Company, Investor Relations, 870 Winter Street, Waltham, MA, 02451, by telephone at 1-781-522-5123 or by email at invest@raytheon.com.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

UTC-IR
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